UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 6, 2023
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.     Regulation FD Disclosure.
On Tuesday June 6, 2023, First Horizon Corporation (“FHN” or "First Horizon") held an Investor Day event in Nashville TN during which senior executives reviewed and discussed the businesses and strategic goals of FHN. A copy of the written presentation has been posted on FHN’s investor relations website and is furnished as Exhibit 99.1 to this Report.
The exhibit to this Report speaks as of the date thereof and FHN does not assume any obligation to update in the future the information therein.
Use of Non-GAAP Measures and Regulatory Measures that are not GAAP in the Exhibits
Certain measures included in the exhibit are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports. FHN’s management believes such measures, even though not always comparable to non-GAAP measures used by other financial institutions, are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. The non-GAAP measures presented are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix to the exhibit. In addition, presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.
Forward-Looking Statements
The exhibit contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in the exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Throughout this presentation, numbers may not foot due to rounding, and references to EPS are fully diluted.

ITEM 9.01.    Financial Statements and Exhibits
Each of the following Exhibits, furnished pursuant to Item 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of FHN’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	Investor Day 2023 presentation
104	Cover Page Interactive Data File, formatted in Inline XBRL

2	FORM 8-K CURRENT REPORT 6/06/2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

June 6, 2023	By:	/s/ Hope Dmuchowski
Hope Dmuchowski
Senior Executive Vice President— Chief Financial Officer

3	FORM 8-K CURRENT REPORT 6/06/2023